UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 30, 2010

THE MACERICH COMPANY

(Exact Name of Registrant as Specified in Charter)

MARYLAND	1-12504	95-4448705
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

401 Wilshire Boulevard, Suite 700, Santa Monica, California	90401
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 394-6000

N/A

(Former Name or Former Address, if Changed Since Last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(d)  On June 30, 2010, the Board of Directors (the “Board”) of The Macerich Company (the “Company”) elected Douglas Abbey as a director until the next annual meeting of stockholders and until his successor is duly elected and qualifies.  The Board determined that Mr. Abbey is an independent director under the Company’s Director Independence Standards which comply with the New York Stock Exchange Corporate Governance Standards.

Mr. Abbey is a member of the Board and Investment Committee of IHP Capital Partners, an investment firm he co-founded in 1992, which provides capital to the home building and land development industry.  He is also the Co-Founder of AMB Property Corporation, an industrial REIT, and has more than 30 years of experience in commercial and residential real estate investment and development.  In addition, he is a member of the Board of Directors of Pacific Mutual Holding Company and Pacific LifeCorp, the parent companies of Pacific Life Insurance Company, as well as Apollo Commercial Real Estate Finance, Inc.

As a non-employee director, Mr. Abbey will participate in the Company’s compensation and benefit programs for all non-employee directors of the Company as described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, Exhibit 10.39.  The Company also intends to enter into its standard form indemnification agreement with Mr. Abbey.  There are no arrangements or understandings between Mr. Abbey and any other person pursuant to which Mr. Abbey was selected as a director, nor are there any transactions subject to Item 404(a) of Regulation S-K in which the Company is a participant and Mr. Abbey has a material interest.

ITEM 5.03.   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL YEAR.

On and effective June 30, 2010, the Board adopted Amended and Restated Bylaws of the Company which changed the number of directors on the Board from nine to ten directors.  A copy of the Amended and Restated Bylaws is filed as Exhibit 3.1 hereto and incorporated herein by reference.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.  The following Exhibit is filed herewith:

Exhibit 3.1 Amended and Restated Bylaws of the Company as adopted on June 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Macerich Company has duly caused this report to be signed by the undersigned, hereunto duly authorized, in the City of Santa Monica, State of California, on July 7, 2010.

THE MACERICH COMPANY

By: RICHARD A. BAYER

/s/ Richard A. Bayer
Senior Executive Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

EXHIBIT
NUMBER	NAME

3.1	Amended and Restated Bylaws of the Company as adopted on June 30, 2010.